Share-Based Compensation	12 Months Ended
Dec. 31, 2024
Share-Based Compensation [Abstract]
Share-based Compensation
16	Share-based Compensation

On March 18, 2024, the Company has further issued 20,788,886 Class B Ordinary Shares with par value of USD 0.00001 per share, to members of our Board, executive officers or their affiliates and existing shareholders resulting in a total of 20,888,886 Class B Ordinary Shares.

The granted shares were measured in accordance with IFRS2 of fair value at grant date. The Company utilizes the unlevered discounted cash flow method to determine the fair value of restricted share at the grant date , which is a level 3 input of IFRS 13. The Company utilized the unlevered discounted cash flow method, analyzing growth projections and benchmarking against comparable companies. The Company discounted the projected unlevered free cash flows for the next five years and the terminal value, calculated in year 5 using the perpetuity growth method with an estimated 2% rate. The weighted average cost of capital (WACC) was estimated 18%.

The shares were fair valued at USD 4 per share. The difference of the fair value of USD 4 per share and nominal value of USD 0.00001 per share were recognized as share-based compensation expense as set forth in the table below. No such shares were issued in other period.

Shareholder	Class B Ordinary Shares	Fair value of share-based compensation
		USD
Swee Kheng Chua(1), (2), (3)	17,900,000	71,599,820
Terence Wing Khai Yap(1), (2), (3)	250,000	999,998
Sze Yin Ong(1), (2), (3)	46,296	185,184
Sharifah Noriati Binte Said Omar(1), (2), (3)	185,185	740,738
Ping Ping Lim(1), (2), (3)	377,775	1,511,096
Jia Wei Chua, (2), (3)	14,815	59,260
Meang Fai Pang(4)	14,815	59,260
Weilekai Investments Pte Ltd(3)	2,000,000	7,999,980
	20,788,886	83,155,336

1)	These are the Key Management Personnel of the Company

2)	These are the employees of the Company

3)	These are the related parties of the Company

4)	This is a close associate of the Company